SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             April 11, 2001
                                                              --------------

                              EquityAlert.com, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



Nevada                         1-15301                    58-2377963
------                         -------                    ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


1628 West 1st Avenue, Suite 216, Vancouver, British Columbia     V6J 1G1
------------------------------------------------------------     -------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5009
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

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ITEM 6.  Resignations of Registrant's Director's

On April 11th, 2001, the Company accepted the resignation of Mr. Gurm Kundan from the Board of Directors of EquityAlert.com, Inc. and as the Company's Secretary Treasurer. Mr. Kundan resigned from the Board for personal reasons. Replacing Mr. Kundan as a Director, as well as being appointed as the Company's Secretary Treasurer is Ms. Jasbinder Chohan. During the period from May 1993 to January 1995, Ms. Chohan did general accounting work for Elton Advertising. Since January 1995, she has been employed as an accounts manager at Graphic Packaging Canada.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EQUITYALERT.COM, INC.

                                               /s/ Bill Mann
                                               -------------
                                               Bill Mann, President & CEO,
                                               Director

                                               Date: April 11, 2001






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